UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

AGILENT TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15405	77-0518772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Stevens Creek Boulevard
Santa Clara, California		95051
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 227-9770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws.

On May 17, 2023, the Board of Directors (the “Board”) of Agilent Technologies, Inc. (the “Company”) approved an amendment and restatement of the Company’s amended and restated bylaws (the “Bylaws” and as further amended and restated, the “Amended Bylaws”). The Amended Bylaws implement the following:

Section 2.3 was amended to, among other things, to permit stockholders holding not less than 20% of our voting stock continuously for at least 1 year to call a special meeting of stockholders.

In connection with the adoption of the new stockholder right to call a special meeting described above, the Amended Bylaws were also amended to provide appropriate procedures for the calling of special meetings of stockholders. These updates, among other things, ensure (i) that a stockholder requesting a special meeting provides meaningful disclosure and prior notice to the Company and our stockholders in compliance with the Amended Bylaws’ advance notice provisions and (ii) that special meetings are not held redundantly in close proximity to our annual meetings or other stockholder meetings in which a similar item was considered.

The descriptions of the changes of the Amended Bylaws contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 (which are marked to show the changes from the prior bylaws) and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

Date:	May 22, 2023	By:	/s/ P. Diana Chiu
		Name:	P. Diana Chiu
		Title:	Vice President, Assistant General Counsel & Assistant Secretary